UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                 Date of Event Requiring Report: August 22, 2002


                                  DOMINIX, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


            000-29462                               13-4127624
    (Commission File Number)              (IRS Employer Identification No.)


    150 Broadhollow Road, Suite 103, Melville, New York         11747
         (Address of Principal Executive Offices)             (Zip Code)


                                 (631) 385-6200
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)




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Item 4. Changes in Registrant's Certifying Accountant

     On August 22, 2002, the management of Dominix, Inc. (the "Registrant"), dismissed Grassi & Company as its independent auditors. The cause of this dismissal was due to the fact that the individual auditors at Grassi & Company that had been working on Registrant's financials left the Grassi firm. There is also a dispute between Grassi & Company and the Registrant concerning fee's and time charges for prior periods that have not been resolved. Upon review of the new firm where these auditors now work, it was decided that we did not wish to go forward and engage this new firm to continue the financial work on behalf of the Registrant. Also on August 22, 2002, the management of the Registrant engaged Aaron Stein, C.P.A. as its independent auditor to review its financial statements at June 30, 2002 and for the each of the three and six months then ended; and audit its financial statements for the fiscal year ended December 31, 2002. The decision to dismiss Grassi & Company and to retain Aaron Stein was approved by the Registrant's Board of Directors.

     The report of Grassi & Company on the Registrant's financial statements as of December 31, 2001, and the "review report" of Grassi & Company on the Registrant's financial statements as of March 31, 2002 and for the three-month period, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report on the financial statements contained additional disclosure relating to the Registrant's ability to continue as a going concern. From March 31, 2002 through June 30, 2002, there were no disagreements between Grassi & Company and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grassi & Company, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements and there were no reportable events as listed in Item 304(a)(1)(B) of Regulation SB.

     From March 31, 2002, the Registrant did not consult with Aaron Stein on items which involved (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii) the subject matter of a disagreement or "reportable event."

     The Registrant has furnished Grassi & Company with a copy of this report and has requested it to furnish a letter addressed to the Securities and Exchange Commission stating whether Grassi & Company agrees with the above statements. A copy of this letter is attached as Exhibit 16 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

Exhibit
Number         Description of Document
-------        -----------------------

16 Letter from Grassi & Company to the Commission, dated August 22, 2002, concerning change in certifying accountant




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                DOMINIX, INC.
                                                 (Registrant)



                                           By: /s/ James W. Zimbler
                                               ---------------------------------
                                               James W. Zimbler, President

Date: September 17, 2002




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                                  EXHIBIT INDEX

Exhibit
Number              Description of Document
------              -----------------------

16                  Letter from Grassi & Company to the
                    Commission, dated August 22, 2002 concerning change in certifying accountant



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                                  Exhibit 16



                 [LETTERHEAD OF GRASSI & COMPANY]




Securities and Exchange Commission 450 5th Street, N.W.
Washington, D.C. 20549


Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Dominix, Inc. dated August 22, 2002.


/s/ Grassi & Company

Hartford, Connecticut
August 22, 2002



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